COMMITMENTS	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS
COMMITMENTS
The Company leases office space, data center facilities and equipment used in connection with its operations under various operating leases, many of which contain escalation clauses. In addition, future minimum lease payments include Match Group's allocable share of an IAC data center lease.
Future minimum payments under operating lease agreements are as follows:

(In thousands)
2016	$9,788
2017	10,583
2018	8,917
2019	5,359
2020	4,589
Thereafter	19,621
Total	$58,857

Expenses charged to operations under these agreements are $13.9 million, $14.7 million and $10.9 million for the years ended December 31, 2015, 2014 and 2013, respectively. See Note 17 for additional information related to related party transactions.
The Company also has $0.3 million in funding commitments in the form of surety bonds that expire within twelve months of December 31, 2015.